UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2010

Energy XXI (Bermuda) Limited

(Exact name of registrant as specified in its charter)

001-33628

(Commission File Number)

Bermuda	98-0499286
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Canon’s Court, 22 Victoria Street, PO Box HM
1179, Hamilton HM EX, Bermuda	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 441-295-2244

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01.  Other Information

On June 8, 2007, Energy XXI Gulf Coast, Inc. (the "Issuer"), a wholly-owned subsidiary of Energy XXI (Bermuda) Limited (the "Company"), issued $750,000,000 of its 10% Senior Notes due 2013 (the "Notes") in a private placement transaction. Pursuant to the terms of the indenture governing the Notes, the Company is required to file the Issuer's unaudited quarterly and audited annual financial statements with the Securities and Exchange Commission. Pursuant to this requirement, attached to this Current Report on Form 8-K as Exhibit 99.1 is the Issuer's unaudited financial statements as of and for the three months and nine months ended March 31, 2010 and 2009, which financial statements are incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	ITEM

99.1	Energy XXI Gulf Coast, Inc., Consolidated Financial Statements, Three Months and Nine Months Ended March 31, 2010 and 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy XXI (Bermuda) Limited

Dated: May 24, 2010	By	/s/ David West Griffin
Name: David West Griffin
Title: Chief Financial Officer

Exhibit Index

EXHIBIT NO.	ITEM

99.1	Energy XXI Gulf Coast, Inc., Consolidated Financial Statements, Three Months and Nine Months Ended March 31, 2010 and 2009